                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K/A
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)  April 27, 1994
																																																	 --------------
                              CRANE CO.
- - ----------------------------------------------------------------
        (Exact name of registrant as specified in its Charter)


                            AMENDMENT NO. 1

     Delaware                    1-1657             13-1952290
- - ----------------------------------------------------------------
(State or other juris-        (Commission        (IRS Employer
 diction of incorporation)     File Number)       Identification
                                                       No.)


             100 First Stamford Place, Stamford, CT 06902
- - -----------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (203) 363-7300
                                                   --------------

                           (Not Applicable)
- - -----------------------------------------------------------------
    (Former name or former address, if changed since last report)

           Item 7 of the report on Form 8-K filed by Crane Co. on May 11, 1994 is hereby amended in its entirety to read as follows:


Item 7.  Financial Statements and Exhibits

         There is incorporated by reference herein:
           A) Audited 12/31/93 Financial Statements for Mark Controls Corporation filed on Form 10-K for the fiscal year ended December 31, 1993. (IRS Employer I.D. No.36-3530490)


           Exhibit 1        Consent of Arthur Andersen.

           Exhibit 2 Proforma financial information relative to Mark Controls Corporation.

                              SIGNATURES






           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        Crane Co.
                                                        ----------
                                                        Registrant



May 12, 1994

                                                       By: /s/ P.R. Hundt
                                                          ----------------
                                                             P. R. Hundt
                                                           Vice President


                                                       By: /s/ M. L. Raithel
                                                          ------------------
                                                             M. L. Raithel
                                                           Controller-Chief
                                                          Accounting Officer

EXHIBIT 1




                         CONSENT OF INDEPENDENT ACCOUNTANTS




    We hereby consent to the incorporation by reference in this Form 8-K of Crane Co. dated April 27, 1994 of our report dated February 11, 1994, on our audit of the consolidated financial statements of Mark Controls Corporation and Subsidiaries as of December 31, 1993 and 1992 and for each of the three years in the period ended December 31, 1993 appearing in the annual report on Form 10-K filed with the Securities and Exchange Commission.




    /s/ Arthur Andersen & Co.
        Chicago, Illinois
        May 10, 1994

EXHIBIT 2
                                                            CRANE CO. - PROFORMA
                                                              Statement of Income
                                                       (in thousands, except per share amounts)

                            12/31/93      12/31/93               Crane Co.(1) MARK       Acquisitions
                            Crane Co.     ELDEC       Pro-Forma   Pro-Forma  CONTROLS    --------------   Pro-Forma     Pro-Forma
                            & Subs        Corp.       Adj.        12/31/93   12/31/93    Barks   Westad   Adj.          Crane Co.
                            ---------    ---------    ---------   ---------  ---------   ------  ------   ----------    ---------
                                         (Unaudited)

Net Sales                   $1,310,205    $100,232    $  -        $1,410,437 $  87,789   $28,713 $11,412  $   -        $1,538,351

Operating Costs
 and Expenses
   Cost of Sales             1,038,004      58,379      1,152      1,097,535    59,277    16,904   7,532     2,490      1,183,738
   Selling, General
    and Administrative         186,345      39,407        -          225,752    22,806     7,020   2,858      -           258,436
                             ----------    --------    -------    -----------   ------    ------  ------    -------    -----------
                             1,224,349      97,786      1,152      1,323,287    82,083    23,924  10,390     2,490      1,442,174

Operating Profit (Loss)         85,856       2,446     (1,152)        87,150     5,706     4,789   1,022    (2,490)        96,177
Other Income (Deductions):
  Interest Expense - Net        (6,931)     (1,707)    (5,793)       (14,431)     (604)      -       -      (8,969)       (24,004)
  Miscellaneous Income
   (Expense) - Net                 893         (43)       -              850        -        -      (145)     -               705
                             ----------     -------    -------     ----------   -------   ------  -------   -------     ----------
                                (6,038)     (1,750)    (5,793)       (13,581)     (604)      -      (145)   (8,969)       (23,299)
                             ----------     -------    -------     ----------   -------   ------  -------   -------     ----------
Income (Loss) Before Taxes      79,818         696      6,945         73,569     5,102     4,789     877   (11,459)        72,878

Provision For Income Taxes
 (Benefit)                      30,925        (291)    (2,369)        28,265     1,990     1,877     355    (4,207)        28,280
                             ----------     -------    -------     ----------   -------   ------  -------  --------     ----------
Net Income                  $   48,893     $   987    $(4,576)    $   45,304    $3,112    $2,912  $  522   $(7,252)     $  44,598
                             ==========     =======    =======     ==========   =======   ======  =======  ========     ==========

Net Income Per Share             $1.62                                 $1.50                                                $1.48
                                 =====                                 =====                                                =====

Average Shares Outstanding      30,217                                30,217                                               30,217


(1) Filed a Pro-Forma for the ELDEC acquisition of March 18th on May 2.



                                                              CRANE CO. - PROFORMA
                                                                Balance Sheet
                                                     (in thousands, except per share amounts)


                                     12/31/93    12/31/93                 Crane Co.   12/31/93  Acquisitions(a)            Crane Co.
                                     Crane Co.   ELDEC                    Pro-Forma   Mark      -------------   Pro-Forma  Pro-Forma
                                     & Subs      Corp.       Acquisition  12/31/93    Controls  Barks  Westad   Adj.       12/31/93
                                     ---------   --------    -----------  ---------   --------  -------------   ---------  ---------
                                                (Unaudited)

 Current Assets:

  Cash and Cash Equivalents         $  12,592    $  9,459    $    -        $ 22,051    $ 4,027  $   -   $1,737  $  -      $  27,815

  Accounts Receivable                 178,767      20,501      (3,124)      196,144     17,503      -    1,562     -        215,209
  Contract Engineering in Process        -         16,787     (16,200)          587        -        -      -       -            587

  Inventories at lower of cost,
  principally LIFO, or market:
  Net Inventory                       193,699      21,752       1,203       216,654       26,844    -    1,548     -        245,046


  Other Current Assets                  8,488         655          -          9,143        5,097    -      -       -         14,240
                                     --------    --------     -------       --------   ---------   ----- -----  -------   ----------
           Total Current Assets       393,546      69,154     (18,121)      444,579       53,471    -    4,847     -        502,897


  Intangible Assets, Net                  -         1,400          -          1,400       17,815    -    2,660   10,000      31,875

  Property, Plant and Equipment:
   Gross P.P.& E.                     421,708      79,340     (22,584)      478,464       46,027    -    1,161  (27,013)    498,639
   Accumulated Depreciation           222,314      38,025     (38,025)      222,314       27,013    -      -    (27,013)    222,314
                                     --------    --------     -------       --------    --------   ----- -----  --------   --------
  Net Property, Plant & Equipment     199,394      41,315      15,441       256,150       19,014    -    1,161     -        276,325

  Other Assets                         38,142       1,326      19,500        58,968          -      -       33     -         59,001

  Cost in Excess of Net
   Assets Acquired                    113,083          -        7,072       120,155          -      -      -     52,256     172,411
                                     --------    --------     --------     --------     --------   ----- -----  -------  ----------
        Total Assets                 $744,165    $113,195     $23,892      $881,252      $90,300    -   $8,701  $62,256  $1,042,509
                                     ========    ========     ========     ========     ========   ===== =====  ======== ==========

(a) Barksdale and Westad are Mark Controls Corporations (MCC) acquisitions in
    December 1993 and January 1994 respectively. The Barksdale Balance Sheet is included in the MCC 12/31/93 Balance Sheet.


                                                        CRANE CO. - PROFORMA
                                                            Balance Sheet
                                                (in thousands,except per share amounts)

                                       12/31/93    12/31/93                 Crane Co.  12/31/93  Acquisitions(a)          Crane Co.
                                       Crane Co.   ELDEC                    Pro-Forma  Mark      -------------- Pro-Forma Pro-Forma
                                       & Subs.     Corp.     Acquisition    12/31/93   Controls  Barks  Westad  Adj.      12/31/93
                                       ---------   --------  -----------    ---------  --------  -------------- --------- ---------
                                                 (Unaudited)

Liabilities and Shareholders' Equity
  Current Liabilities:
     Current Maturities of
       Long-Term Debt                 $  3,852    $   -      $    -        $  3,852    $   -     $  -   $  125   $  -      $  3,977
     Loans Payable                     108,048        -           -         108,048        -        -      -        -       108,048
     Accounts Payable                   73,385      4,744         -          78,129      5,934      -      976      -        85,039
     Accrued Liabilities                81,107     11,728      10,165       103,000      9,738      -      819     1,619    115,176
     Taxes on Income                     5,291        -           -           5,291      2,103      -      355      -         7,749
                                       -------     ------      ------      --------     ------- -------  ------   ------    -------
       Total Current Liabilities       271,683     16,472      10,165       298,320     17,775      -    2,275     1,619    319,989

Long-Term Debt                         105,557     25,000      77,300       207,857     31,640      -    6,426    96,300    342,223
Long-Term Debt - Related Parties          -           -           -           -            -        -      -        -           -
Reserves and Other Liabilities          20,631      1,630         -          22,261        529      -      -        -        22,790

Accrued Postretirement Benefits         42,570        -           -          42,570        330      -      -        -        42,900

Accrued Pension Liability                6,767        -           -           6,767        -        -      -        -         6,767

Deferred Income Tax                      6,138      4,065       2,455        12,658        473      -      -       3,890     17,021


Shareholders' Equity:
Common Shares                           29,863        285        (285)       29,863         50      -      -         (50)    29,863
Capital Surplus                         10,160     12,344     (12,344)       10,160     20,580      -      -     (20,580)    10,160
Retained Earnings                      263,666     53,448     (53,448)      263,666     19,655      -      -     (19,655)   263,666
Currency Translation Adjustment        (12,870)       (49)         49       (12,870)      (732)     -      -         732    (12,870)
                                     ---------   --------    --------      --------     ------- ------- -------  -------- --------
Total Common Shareholders' Equity      290,819     66,028     (66,028)      290,819     39,553      -      -     (39,553)   290,819
                                     ---------   --------    --------      --------     ------- ------- -------  -------- --------
                                     $ 744,165   $113,195    $ 23,892      $881,252    $90,300      -    $8,701  $62,256 $1,042,509
                                     =========   ========    ========      ========    ======== ======= =======  ======== =========




                         Pro-Forma Adjustments

The net assets of Mark Controls Corporation included in the Pro-Forma Financial
Statements are prior to any allocation of the purchase price; therefore this is a preliminary allocation. The final valuations will affect this allocation, they are not expected to have a material effect on the financial statements.

(A) Barksdale was acquired by Mark Controls Corporation in December 1993. The results of operations for Barksdale for the month ended December 31, 1993 are included in the Mark Controls Consolidated statement of operations for the year ended December 31, 1993. The Company recorded goodwill in the amount of $13,023 related to this transaction. The Pro-Forma figures reflect the 11 months income statement ended 11/30/93.

    In January 1994, Mark Controls Corporation acquired all of the stock of Westad Industri. The Pro-Forma figures reflect the Westad 12 months ended income statement and balance sheet at December 31, 1993.

                                                                       Amount

1)  Amortization of the excess of purchase price over
     net assets acquired over 25 years                                   2,090

2)  Record intangible amortization - 25 years                              400

3)  Increase in interest cost due to debt incurred and
     cash used for acquisition                                           8,969

4)  Record intangible asset upon acquisition                            10,000

5)  Record deferred tax liability on intangible asset                    3,890

6)  Goodwill upon acquisition                                           52,256

7)  Establish restructuring reserve                                      1,619

8)  Cost of investment                                                  96,300

